                             LETTER OF TRANSMITTAL
                                 WRC MEDIA INC.
                           OFFER FOR ALL OUTSTANDING
                      15% SENIOR PREFERRED STOCK DUE 2011
                                IN EXCHANGE FOR
                     UP TO $75,000,000 PRINCIPAL AMOUNT OF
                      15% SENIOR PREFERRED STOCK DUE 2011
                PURSUANT TO THE PROSPECTUS, DATED [  -  ], 2000

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON [-], 2000, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         BY MAIL:              BY OVERNIGHT MAIL OR COURIER:                BY HAND:                   BY FACSIMILE:
BT Services Tennessee, Inc.     BT Services Tennessee, Inc.           Bankers Trust Company               Fax No.
    Reorganization Unit      Corporate Trust & Agency Services  Corporate Trust & Agency Services      (615) 835-3701
      P.O. Box 292737               Reorganization Unit          Attn: Reorganization Department
 Nashville, TN 37229-2737         648 Grassmere Park Road           Receipt & Delivery Window
                                    Nashville, TN 37211         123 Washington Street, 1st Floor
                                   Confirm by Telephone                New York, NY 10006
                                      (615) 835-3572

    DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges that he or she has received the prospectus, dated [ - ], 2000 (the "Prospectus"), of WRC Media Inc., a Delaware corporation, (the "Company"), and this letter of transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange shares of its 15% new senior preferred stock due 2011 ("New Senior Preferred Stock") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for an equal number of shares of the Company's outstanding 15% old senior preferred stock due 2011 ("Old Senior Preferred Stock"). Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

    For each share of Old Senior Preferred Stock accepted for exchange, the holder of such share of Old Senior Preferred Stock will receive a New Senior Preferred Stock having a liquidation preference equal to that of the surrendered Old Senior Preferred Stock.

    Holders of Old Senior Preferred Stock who tender their shares in exchange for New Senior Preferred Stock shall be deemed to have tendered for exchange any shares of Old Senior Preferred Stock received as dividends on such shares of Old Senior Preferred Stock. The terms of the New Senior Preferred Stock are substantially identical to the terms of the Old Senior Preferred Stock, except that the New Senior Preferred Stock will not contain terms with respect to transfer restrictions and will not require the Company to consummate a registered Exchange Offer.

    If (i) neither a registration statement relating to the Exchange Offer (the "Exchange Offer Registration Statement") nor a shelf registration statement with respect to the Old Senior Preferred Stock (the "Shelf Registration Statement") and, together with the Exchange Offer Registration Statement, the "Registration Statements") has been filed on or prior to 90 days after the original issue date of the Old Senior Preferred Stock, (ii) any of such Registration Statements is not declared effective on or prior to 210 days after the original issue date of the Old Senior Preferred Stock (the "Effectiveness Target Date"), (iii) the Company fails to consummate the Exchange Offer within 30 days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) the Shelf Registration Statement or the Exchange Offer Registration is declared effective but thereafter ceases to be effective or usable in connection with resales of transfer restricted securities (as defined in the Prospectus) during the periods specified (each such event referred to in clauses (i) to (iv) above, a "Registration Default"), the holders of shares of Old Senior Preferred Stock will be entitled to receive 15.5% per annum for each week or portion thereof that the registration default continues. Following the cure of all Registration Defaults, the dividend rate shall return to 15% (before giving effect to any applicable default dividend).

    The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Senior Preferred Stock of any extension as promptly as practicable by oral or written notice thereof.

    This Letter is to be completed by a holder of Old Senior Preferred Stock either if certificates are to be forwarded herewith or if a tender of Old Senior Preferred Stock, if available, is to be made by book-entry transfer to the account maintained by the Bankers Trust Corporation (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Senior Preferred Stock whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Senior Preferred Stock into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Senior Preferred Stock according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    List below the Old Senior Preferred Stock to which this Letter relates. If the space provided below is inadequate, the numbers and principal amount at maturity of Old Senior Preferred Stock should be listed on a separate signed schedule affixed hereto.

---------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF OLD SENIOR PREFERRED STOCK
---------------------------------------------------------------------------------------------------------------------------
                                                                       1                    2                    3
---------------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE
                                                                                       LIQUIDATION
                                                                                      PREFERENCE OF
                                                                  CERTIFICATE          OLD SENIOR           LIQUIDATION
                                                               NUMBER(S)* OF OLD        PREFERRED        PREFERENCE OF OLD
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)          SENIOR PREFERRED     STOCK REPRESENTED    SENIOR PREFERRED
                 (PLEASE FILL IN, IF BLANK)                     STOCK TENDERED       BY CERTIFICATE      STOCK TENDERED**
                                                                    ------------------------------------------------

                                                                    ------------------------------------------------

                                                                    ------------------------------------------------

                                                                    ------------------------------------------------

                                                                    ------------------------------------------------
                                                                     TOTAL
---------------------------------------------------------------------------------------------------------------------------
 * Need not be completed if Old Senior Preferred Stock are being tendered by book-entry transfer.
 ** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Senior Preferred
    Stock represented by aggregate liquidation preference of the Old Old Senior Preferred Stock indicated in column 2. See
    Instruction 2.
---------------------------------------------------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED SHARES OF OLD SENIOR PREFERRED STOCK ARE ENCLOSED
    HEREWITH.

/ /  CHECK HERE IF TENDERED WRC OLD SENIOR PREFERRED STOCK ARE BEING DELIVERED
    BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number __________________  Transaction Code Number _________________

/ /  CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD SENIOR PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________

    Window Ticket Number (if any) ______________________________________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

    Name of Institution which guaranteed delivery ______________________________

    IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________

    Account Number __________________  Transaction Code Number _________________

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED SHARES OF OLD PREFERRED
    STOCK FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

             ___________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount at maturity of the Old Senior Preferred Stock indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Senior Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Senior Preferred Stock as are being tendered hereby.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Senior Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Senior Preferred Stock acquired in exchange for Old Senior Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Senior Preferred Stock, whether or not such person is the undersigned, that neither the holder of such Old Senior Preferred Stock nor any such other person is engaged in, or intends to engage in a distribution of such New Senior Preferred Stock, or has an arrangement or understanding with any person to participate in the distribution of such New Senior Preferred Stock, and that neither the holder of such Old Senior Preferred Stock nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933 (the "Securities Act"), of the Company.

    The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the New Senior Preferred Stock issued in exchange for the Old Senior Preferred Stock pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and Prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (2) such New Senior Preferred Stock are acquired in the ordinary course of such holders' business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such New Senior Preferred Stock and have no arrangement or understanding with any person to participate in the distribution of such New Senior Preferred Stock. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Old Senior Preferred Stock is an affiliate of the Company, and is engaged in or intends to engage in a distribution of the New Senior Preferred Stock or has any arrangement or understanding with respect to the distribution of the New Senior Preferred Stock to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and Prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Senior Preferred Stock for its own account in exchange for Old Senior Preferred Stock, it represents that the Old Senior Preferred Stock to be exchanged for the New Senior Preferred Stock were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Senior Preferred Stock; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Senior Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Senior Preferred Stock in the name of the undersigned or, in the case of a book-entry delivery of Old Senior Preferred Stock, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Senior Preferred Stock to the undersigned at the address shown above in the box entitled "Description of Old Senior Preferred Stock."

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD SENIOR PREFERRED STOCK" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD SENIOR PREFERRED STOCK AS SET FORTH IN SUCH BOX ABOVE.

------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates of Old Senior Preferred Stock not exchanged and/or New Senior Preferred Stock are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above, or if Old Senior Preferred Stock delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.
  Issue New Senior Preferred Stock and/or Old Senior Preferred Stock to:
  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)
  ____________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

                              (INCLUDING ZIP CODE)

                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

  / / Credit unexchanged Old Senior Preferred Stock delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  ____________________________________________________________________________
                         (Book-Entry Transfer Facility
                         Account Number, if applicable)

------------------------------------------------
------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates of Old Senior Preferred Stock not exchanged and/or New Senior Preferred Stock are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter above or to such person(s) at an address other than shown in the box entitled "Description of Old Senior Preferred Stock" on this Letter above.

  Mail New Senior Preferred Stock and/or Old Senior Preferred Stock to:

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

-----------------------------------------------------

    IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATES
               FOR OLD SENIOR PREFERRED STOCK OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO
               5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

               PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

  Dated: ______________________________________________________________ , 2000

  x: ________________________________  ________________________________ , 2000

  x: ________________________________  ________________________________ , 2000

            (SIGNATURE(S) OF OWNER(S))                 (DATE)

  Area Code and Telephone Number: ____________________________________________

      If a holder is tendering any Old Senior Preferred Stock, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Senior Preferred Stock or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________

                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

  Signature Guaranteed by
  an Eligible Institution: ___________________________________________________

                             (AUTHORIZED SIGNATURE)

  ____________________________________________________________________________

                                    (TITLE)

  ____________________________________________________________________________

                                (NAME AND FIRM)

  Dated: ______________________________________________________________ , 2000

                                  INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
               REGISTERED 15% SENIOR PREFERRED STOCK DUE 2011 FOR
UP TO $75,000,000 PRINCIPAL AMOUNT OF OUTSTANDING 15% SENIOR PREFERRED STOCK DUE
                                      2011
                               OF WRC MEDIA INC.

1. DELIVERY OF THIS LETTER AND OLD SENIOR PREFERRED STOCK; GUARANTEED DELIVERY PROCEDURES.

    This Letter is to be completed by holders of Old Senior Preferred Stock either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Old Senior Preferred Stock, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed letter of transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below.

    Holders of Old Senior Preferred Stock whose certificates for Old Senior Preferred Stock are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Senior Preferred Stock pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer-- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed letter of transmittal (or facsimile thereof) and notice of guaranteed delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Senior Preferred Stock, the certificate number or numbers of such Old Senior Preferred Stock and the principal amount of Old Senior Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, the letter of transmittal (or facsimile thereof), together with the certificate or certificates representing the Old Senior Preferred Stock to be tendered in proper form for transfer, or a book-entry confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution (as defined below) with the Exchange Agent, and (iii) such properly completed and executed letter of transmittal (or facsimile thereof), as well as the certificate or certificates representing all tendered Old Senior Preferred Stock in proper form for transfer, or a book-entry confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within five business days after the Expiration Date.

    The method of delivery of this Letter, the Old Senior Preferred Stock and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No letter of transmittal or Old Senior Preferred Stock should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

    See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD SENIOR PREFERRED STOCK WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWALS.

    If less than all of the Old Senior Preferred Stock evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate liquidation preference of Old Senior Preferred Stock to be tendered in the box above entitled "Description of Old Senior Preferred Stock--Principal Amount of Old Senior Preferred Stock Tendered." A newly reissued certificate for the Old Senior Preferred Stock submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All of the Old Senior Preferred Stock delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

    If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Old Senior Preferred Stock, a notice of withdrawal must: (i) be received by the Exchange Agent before the Company notifies the Exchange Agent that they have accepted the tender of Old Senior Preferred Stock pursuant to the Exchange Offer; (ii) specify the name of the Old Senior Preferred Stock;
(iii) contain a description of the Old Senior Preferred Stock to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Old Senior Preferred Stock and the liquidation preference of Old Senior Preferred Stock represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on the letter of transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Old Senior Preferred Stock promptly following receipt of notice of withdrawal. If Old Senior Preferred Stock have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Senior Preferred Stock or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter is signed by the registered holder of the Old Senior Preferred Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

    If any shares of tendered Old Senior Preferred Stock are owned of record by two or more joint owners, all such owners must sign this Letter.

    If any shares of tendered Old Senior Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Senior Preferred Stock) of the shares of Old Senior Preferred Stock specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Senior Preferred Stock are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution (as defined below).

    If this Letter is signed by a person other than the registered holder or holders of any Old Senior Preferred Stock specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name or names appear(s) on the Old Senior Preferred Stock.

    If the Letter or any certificates of Old Senior Preferred Stock or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with the Letter.

    Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Senior Preferred Stock tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Old Senior Preferred Stock should indicate in the applicable box the name and address to which New Senior Preferred Stock issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Senior Preferred Stock by book-entry transfer may request that Old Senior Preferred Stock not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate hereon. If no such instructions are given, such Old Senior Preferred Stock not exchanged will be returned to the name or address of the person signing this Letter.

5. TAX IDENTIFICATION NUMBER.

    Federal income tax law generally requires that a tendering holder whose Old Senior Preferred Stock are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery of New Senior Preferred Stock to such tendering holder may be subject to backup withholding in an amount equal to 31% of all reportable payments made after the exchange.

    Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

    To prevent backup withholding, each tendering holder of Old Senior Preferred Stock must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding,
(ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Senior Preferred Stock is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Senior Preferred Stock are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 and writes "applied for" on that form, backup withholding at a 31% rate will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Company within 60 days, however, any amounts so withheld shall be refunded to such holder.

    Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6. TRANSFER TAXES.

    Holders who tender their Old Senior Preferred Stock for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Senior Preferred Stock are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Senior Preferred Stock tendered hereby, or if tendered Old Senior Preferred Stock are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Old Senior Preferred Stock in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD SENIOR PREFERRED STOCK SPECIFIED IN THIS LETTER.

7. WAIVER OF CONDITIONS.

    The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8. NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Senior Preferred Stock, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Senior Preferred Stock for exchange.

    Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Senior Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

9. MUTILATED, LOST, STOLEN OR DESTROYED OLD SENIOR PREFERRED STOCK.

    Any holder whose Old Senior Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

                          PAYOR'S NAME: WRC MEDIA INC.

 SUBSTITUTE                         PART 1--PLEASE PROVIDE YOUR TIN IN THE
 FORM W-9                           BOX AT RIGHT AND CERTIFY BY SIGNING          TIN: ----------------------------
                                    AND DATING BELOW.                                SOCIAL SECURITY NUMBER OR
                                                                                  EMPLOYER IDENTIFICATION NUMBER
 Department of the Treasury         PART 2--TIN Applied For / /
 Internal Revenue Service
                                    CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

 Payor's Request for                (1) The number shown on this form is my correct Taxpayer Identification Number (or I
 Taxpayer Identification                am waiting for a number to be issued to me),
 Number ("TIN")                     (2) I am not subject to backup withholding because: (a) I am exempt from backup
 and Certification                      withholding, or (b) I have not been notified by the Internal Revenue Service
                                        (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                    (3) any other information provided on this form is true and correct.

                                    Signature: -----------------------------    Date:----------------------
 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of under reporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding.

                               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                                       THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.
                                 CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either
 (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal
 Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature:
 -----------------------------------------------------------------------------------------------------------------------    Date:
 ---------------------------------------------------------------------------------------------------------------------------------